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                                                                    EXHIBIT 99.3

              CERTIFICATION PURSUANT TO 18 U.S.C.ss.1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-QSB of AccuPoll Holding Corp. (the "Company") for the quarter ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer and Chief Financial Officer of the Company each hereby certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Company.

Dated: February 14, 2003

                                          /S/ DENNIS VADURA
                                         Dennis Vadura
                                         Chief Executive Officer

                                          /S/ CRAIG A. HEWITT
                                         -------------------------------------
                                         Craig A. Hewitt
                                         Chief Financial Officer